Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Puget Energy, Inc. and Puget Sound Energy, Inc. (the "Companies") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Stephen P. Reynolds, the President and Chief Executive Officer of the Companies, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: March 1, 2005
/s/ Bertrand A. Valdman
Bertrand A. Valdman
Senior Vice President and
Chief Financial Officer